Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached

Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Payments to Insiders and Professional	MOR-6		x
Post Petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kenneth A. Hiltz Signature of Authorized Individual*	4/30/2009 Date

Kenneth A. Hiltz Printed Name of Authorized Individual

Chief Financial Officer Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Legal Entities

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Listing of Debtor Entities and Notes to the Monthly Operating Report
GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number

BearingPoint, Inc.	09-10691 (REG)
BearingPoint Americas, Inc.	09-10693 (REG)
BearingPoint BG, LLC	09-10694 (REG)
BearingPoint Enterprise Holdings, LLC	09-10695 (REG)
BearingPoint Global Operations, Inc.	09-10697 (REG)
BearingPoint International I, Inc.	09-10698 (REG)
BearingPoint Israel, LLC	09-10699 (REG)
BearingPoint Puerto Rico, LLC	09-10700 (REG)
BearingPoint South Pacific, LLC	09-10702 (REG)
BearingPoint Southeast Asia LLC	09-10703 (REG)
BearingPoint Technology Procurement Services, LLC	09-10704 (REG)
BearingPoint USA, Inc.	09-10705 (REG)
BearingPoint, LLC	09-10692 (REG)
i2 Mid Atlantic LLC	09-10706 (REG)
i2 Northwest LLC	09-10707 (REG)
Metrius, Inc.	09-10708 (REG)
OAD Acquisition Corp.	09-10709 (REG)
OAD Group, Inc.	09-10710 (REG)
BE New York Holdings, Inc.	09-10690 (REG)
Peloton Holdings, L.L.C.	09-10711 (REG)
Softline Acquisition Corp.	09-10712 (REG)
Softline Consulting & Integrators, Inc.	09-10713 (REG)
BearingPoint Russia, LLC	09-10701 (REG)
BearingPoint Global, Inc.	09-10696 (REG)
Notes to the MOR:
This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. The financial statements presented in MOR-2 and MOR-3 do not include elimination entries for intercompany balances related to Debtor or non-debtor affiliates nor do investment in subsidiary balances properly reflect the equity method of accounting for income or loss from Debtor and non-debtor affiliates. Accordingly, this MOR should not be used for investment purposes.
Notes to MOR 1-a:
All amounts listed are the Bank Balances as of the end of the month.
Copies of the bank statements and cash disbursement journals were not included with the MOR, these items will be made available upon request.
Notes to MOR 2 & 3:
Any changes to prior period balances will be reflected in the current month MOR.
Notes to MOR 4:
BearingPoint, Inc. and its related debtors received an order which allowed the payment of pre-petition sales and use taxes. The tax rollforward will reflect only post-petition taxes.
Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.
BearingPoint, Inc. and its related debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.
Notes to MOR 5:
BearingPoint, Inc. and its related debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable balances.
Due to the volume of transactions related to customer billings and payments, these items will be made available upon request.
Notes to MOR 6:
BearingPoint, Inc. and its related debtors believe the various motions, filings, and orders that occur with the U.S. Bankruptcy Courts on a regular basis and are retained on the information website dedicated to BearingPoint, Inc. and its related debtors achieve the disclosure requirement of this MOR.

MOR-1

In re BearingPoint, Inc.	Case No. (Jointly Administered): Reporting Period:	09-10691 (REG) 28-Feb-09

	Federal Tax I.D. #:	22-3680505
Schedule of Cash Receipts and Disbursements
(Amounts in $’s)
TIME PERIOD: 2/18/2009 — 2/28/2009

Debtor	Case Number	Cash Receipts	Disbursements	Total

BearingPoint, Inc.	09-10691 (REG)	$50,275,095	$(42,795,747)	$7,479,348
BearingPoint Americas, Inc.	09-10693 (REG)	—	(10,669)	(10,669)
BearingPoint BG, LLC	09-10694 (REG)	—	—	—
BearingPoint Enterprise Holdings, LLC	09-10695 (REG)	—	—	—
BearingPoint Global Operations, Inc.	09-10697 (REG)	—	(235,610)	(235,610)
BearingPoint International I, Inc.	09-10698 (REG)	—	—	—
BearingPoint Israel, LLC	09-10699 (REG)	—	—	—
BearingPoint Puerto Rico, LLC	09-10700 (REG)	—	—	—
BearingPoint South Pacific, LLC	09-10702 (REG)	—	—	—
BearingPoint Southeast Asia LLC	09-10703 (REG)	—	(103)	(103)
BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	20,044	(6,054)	13,990
BearingPoint USA, Inc.	09-10705 (REG)	—	—	—
BearingPoint, LLC	09-10692 (REG)	—	(365,596)	(365,596)
i2 Mid Atlantic LLC	09-10706 (REG)	—	—	—
i2 Northwest LLC	09-10707 (REG)	—	—	—
Metrius, Inc.	09-10708 (REG)	—	—	—
OAD Acquisition Corp.	09-10709 (REG)	—	—	—
OAD Group, Inc.	09-10710 (REG)	—	—	—
BE New York Holdings, Inc.	09-10690 (REG)	—	—	—
Peloton Holdings, L.L.C.	09-10711 (REG)	—	—	—
Softline Acquisition Corp.	09-10712 (REG)	—	—	—
Softline Consulting & Integrators, Inc.	09-10713 (REG)	—	(3)	(3)
BearingPoint Russia, LLC	09-10701 (REG)	—	—	—
BearingPoint Global, Inc.	09-10696 (REG)	—	—	—
Note: Cash disbursements and receipts related to intercompany transfers among Debtor entities are not included in this schedule. Accordingly, net cash activity will not agree to the change in bank statement balances as presented in MOR-1a.

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8414 (USD); IMPREST ACCOUNT: AFGHANISTAN	707,075

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8417 (AFN); IMPREST ACCOUNT: AFGHANISTAN	21,352

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8422 (USD); IMPREST ACCOUNT: AFGHANISTAN	874

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8425 (AFN); IMPREST ACCOUNT: AFGHANISTAN	—

BearingPoint, Inc.	09-10691 (REG)	BANK OF AMERICA; ACCOUNT # ******5962	—

BearingPoint, Inc.	09-10691 (REG)	BANK OF CYPRUS, CYPRUS; ACCOUNT # **********4806 (USD); IMPREST ACCOUNT: CYPRUS	32,807

BearingPoint, Inc.	09-10691 (REG)	BANK OF CYPRUS, CYPRUS; ACCOUNT # **********6100 (EUR); IMPREST ACCOUNT: CYPRUS	11,510

BearingPoint, Inc.	09-10691 (REG)	BANK OF NEW YORK; ACCOUNT # **5*3100	5,761,737

BearingPoint, Inc.	09-10691 (REG)	BANK OF NEW YORK; ACCOUNT # **7*3100	1,349,934

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9001 (JOD); IMPREST ACCOUNT: JORDAN	68,051

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9028 (JOD); IMPREST ACCOUNT: JORDAN	(4)

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9036 (JOD); IMPREST ACCOUNT: JORDAN	74,430

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9109 (USD); IMPREST ACCOUNT: JORDAN	21,280

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9206 (USD); IMPREST ACCOUNT: JORDAN	23,361

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9214 (USD); IMPREST ACCOUNT: JORDAN	20,549

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, NEW YORK, NY; ACCOUNT # *****375 (USD); IMPREST ACCOUNT: CYPRUS	48,866

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, NY; ACCOUNT # ****944 (USD); IMPREST ACCOUNT: USA	691,251

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-DELAWARE; ACCOUNT # ****3683	1,943,225

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****2993	2,814

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3048	23,175

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3056	1,504

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3072	111,054

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3195	94,576

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3232	62,328

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3339	494

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3480	2,290

BearingPoint, Inc.	09-10691 (REG)	COMMERCIAL INTERNATIONAL BANK,CAIRO, EGYPT; ACCOUNT # ******0196 (EGP); IMPREST ACCOUNT: EGYPT	139,769

BearingPoint, Inc.	09-10691 (REG)	COMMERCIAL INTERNATIONAL BANK, CAIRO, EGYPT; ACCOUNT # ******0331(USD); IMPREST ACCOUNT: EGYPT	275,468

BearingPoint, Inc.	09-10691 (REG)	DEMIRKYRGYSTAN INTERNATIONAL BANK, KYRGYSTAN; ACCOUNT # ******************2057 (KGS); IMPREST ACCOUNT: KYRGYSTAN	2,876

BearingPoint, Inc.	09-10691 (REG)	DEMIRKYRGYSTAN INTERNATIONAL BANK, KYRGYSTAN; ACCOUNT #******************2057 (USD); IMPRESTACCOUNT:
		KYRGYSTAN	33,726

BearingPoint, Inc.	09-10691 (REG)	GOLDMAN SACHS; ACCOUNT # *******7238	54,210,555

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***2172	15,101

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***3905	7,772

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***5760	1,112,373

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***9221	—

BearingPoint, Inc.	09-10691 (REG)	PNC BANK; ACCOUNT # ******2268	5,134

BearingPoint, Inc.	09-10691 (REG)	PODGORICKA BANKA AD PODGORICA, SERBIA AND MONTENEGRO; ACCOUNT # *********0690; IMPREST ACCOUNT: MONTENEGRO	64,113

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK OF KOSOVO, PRISTINE, KOSOVO; ACCOUNT # ************3203 (LOCAL); IMPREST ACCOUNT: KOSOVO	124,864

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK DD BIH, SARAJEVO, BOSNIAHERZEGOVINA; ACCOUNT # *************3000; IMPREST ACCOUNT: BOSNIA	3,965

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK DD BIH, SARAJEVO, BOSNIAHERZEGOVINA; ACCOUNT #*************1000; IMPREST ACCOUNT: BOSNIA	59,620

BearingPoint, Inc.	09-10691 (REG)	SUNTRUST; ACCOUNT # *********9360	7,391

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint, Inc.	09-10691 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3812USD01; IMPREST ACCOUNT: AZERBAIJAN	—

Softline Consulting & Integrators, Inc.	09-10713 (REG)	UNION BANK OF CALIFORNIA; ACCOUNT # *****11688	7,264

BearingPoint USA, Inc.	09-10705 (REG)	MELLON BANK; ACCOUNT # ***2629	—

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	CITIBANK — DELAWARE; ACCOUNT # ****9129	—

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	MELLON BANK; ACCOUNT # ***5788	—

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	PNC BANK; ACCOUNT # ******9814	(283)

BearingPoint Southeast Asia LLC	09-10703 (REG)	BANK OF AMERICA, TAIPEI BRANCH; ACCOUNT # ****9019	25,710

BearingPoint Southeast Asia LLC	09-10703 (REG)	BANK OF AMERICA, TAIPEI BRANCH; ACCOUNT # ****9035	236,221

BearingPoint Puerto Rico, LLC	09-10700 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3224	159,432

BearingPoint Israel, LLC	09-10699 (REG)	U BANK, ISREAL; ACCOUNT # 2-69865; IMPREST ACCOUNT: RUSSIA	—

BearingPoint Global Operations, Inc.	09-10697 (REG)	HDFC BANK LTD., NEW DELHI,1 INDIA; ACCOUNT # *********0179 (INR); IMPREST ACCOUNT: INDIA	71,576

BearingPoint Global Operations, Inc.	09-10697 (REG)	JSC SB “RBS (KAZAKHSTAN)”; ACCOUNT # ***5893 (KZT); IMPRESTACCOUNT: KAZAKHSTAN	17,056

BearingPoint Global Operations, Inc.	09-10697 (REG)	JSC SB “RBS (KAZAKHSTAN)”; ACCOUNT # ***5893 (USD); IMPRESTACCOUNT: KAZAKHSTAN	39,364

BearingPoint Global Operations, Inc.	09-10697 (REG)	OJSC “TAJIKSODIROTBONK”, DUSHANBE, TAJIKISTAN; ACCOUNT # ****************1288 (TAJIK); IMPRESTACCOUNT: TAJIKISTAN	2,391

BearingPoint Global Operations, Inc.	09-10697 (REG)	OJSC “TAJIKSODIROTBONK”, DUSHANBE, TAJIKISTAN; ACCOUNT # ****************1288 (USD); IMPRESTACCOUNT: TAJIKISTAN	2,336

BearingPoint Global Operations, Inc.	09-10697 (REG)	RAIFFESENBANK, BELGRADE, SERBIA; ACCOUNT # ******************1105; IMPREST ACCOUNT: SERBIA	43

BearingPoint Global Operations, Inc.	09-10697 (REG)	RAIFFESENBANK, BELGRADE, SERBIA; ACCOUNT # ******************1538; IMPREST ACCOUNT: SERBIA	124,605

BearingPoint Global Operations, Inc.	09-10697 (REG)	UNIBANK COMMERCIAL BANK;ACCOUNT # ********3803AZN63 (AZN); IMPREST ACCOUNT: AZERBAIJAN	—

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint Global Operations, Inc.	09-10697 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3813USD63 (USD); IMPREST ACCOUNT: AZERBAIJAN	—

BearingPoint Americas, Inc.	09-10693 (REG)	BANCO DE BOGOTÁ; ACCOUNT # 49084510	294,014

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****2006 (USD); IMPREST ACCOUNT: RUSSIA	—

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****2014 (RUB); IMPREST ACCOUNT: RUSSIA	14

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8008 (USD); IMPREST ACCOUNT: RUSSIA	6,449

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8016 (RUB); IMPREST ACCOUNT: RUSSIA	5

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8024 (KTYPE); IMPREST ACCOUNT: RUSSIA	91,367

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT# ******1001 (KES); IMPREST ACCOUNT:KENYA	2,869

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT# ******1015 (USD); IMPREST ACCOUNT: KENYA	106,720

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT# ******1023 (KES); IMPREST ACCOUNT: SUDAN	(131)

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT# ******1031 (USD); IMPREST ACCOUNT: SUDAN	37,436

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3187	142,258

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3275	187,410

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3363	1,381,116

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK KENYA; ACCOUNT # ********8429 (USD); IMPREST ACCOUNT: SUDAN	34,295

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK SUDAN; ACCOUNT # ********3872 (SDG); IMPREST ACCOUNT: SUDAN	389

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK SUDAN; ACCOUNT # ********9710 (USD); IMPREST ACCOUNT: SUDAN	27,322

BearingPoint, LLC	09-10692 (REG)	PNC BANK; ACCOUNT # ******0453	2,464,938

BearingPoint, LLC	09-10692 (REG)	PNC BANK; ACCOUNT # ******2977	189,498

BearingPoint, LLC	09-10692 (REG)	PNC BANK; ACCOUNT # ******5672/5082	576

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***1029 (USD); IMPREST ACCOUNT: CYPRUS	45,864

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***1048 (TRY); IMPREST ACCOUNT: CYPRUS	53

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***2365 (EURO); IMPREST ACCOUNT: CYPRUS	1

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # *************8090; IMPREST ACCOUNT: TURKEY	—

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL,TURKEY; ACCOUNT # *************8400; IMPREST ACCOUNT: TURKEY	—

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL,TURKEY; ACCOUNT # *******1645 (USD); IMPREST ACCOUNT: TURKEY	1,078

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL,TURKEY; ACCOUNT # ******0509 (USD); IMPREST ACCOUNT: TURKEY	—

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL,TURKEY; ACCOUNT # ******4220 (TRY); IMPREST ACCOUNT: TURKEY	223

Note: All amounts listed are the Bank Balances as of the end of the month.

MOR-2

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
	TIME PERIOD:	2/1/2009 - 2/28/2009
Statements of Operations
(Amounts in 000’s)

					BearingPoint
			BearingPoint Americas,	BearingPoint Global,	International	BearingPoint USA,
Account	BearingPoint, Inc.	BearingPoint, LLC	Inc.	Inc.	I, Inc.	Inc.
Description	09-10691 (REG)	09-10692 (REG)	09-10693 (REG)	09-10696 (REG)	09-10698 (REG)	09-10705 (REG)

Revenue	$134,594	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation — Client Service	75,193	0	0	0	0	0
Other Direct Contract Expenses	27,573	0	0	0	0	0
Lease and Facilities Restructuring Charge	161	0	0	0	0	0
Other Costs of Services	10,648	0	0	0	0	0

Total Cost of Service	113,575	0	0	0	0	0

Gross Margin	21,019	0	0	0	0	0
Selling, General, and Administration	13,087	0	0	0	0	0

Operating Income/(Loss)	7,932	0	0	0	0	0
Interest Income/(Expense), net	(1,110)	(59)	(65)	0	0	(835)
Other Income/(Expense), net	1,951	0	0	0	0	2
Reorganization Income/(Expense), Net	(27,647)	0	0	0	0	0

Income/(Loss) Before Taxes	(18,874)	(59)	(65)	0	0	(833)
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$(18,874)	$(59)	$(65)	$0	$0	$(833)

Refer to the accompanying Notes to the MOR.

MOR-2

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
	TIME PERIOD:	2/1/2009 - 2/28/2009
Statements of Operations
(Amounts in 000’s)

						BearingPoint Technology
			BE New York Holdings,			Procurement Services,
Account	OAD Acquisition Corp.	OAD Group, Inc.	Inc.	Metrius, Inc.	Softline Acquisition Corp.	LLC
Description	09-10709 (REG)	09-10710 (REG)	09-10690 (REG)	09-10708 (REG)	09-10712 (REG)	09-10704 (REG)

Revenue	$0	$0	$0	$0	$0	$152
Cost of Service:
Net Compensation — Client Service	0	0	0	0	0	(2)
Other Direct Contract Expenses	0	0	0	0	0	13
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	32

Total Cost of Service	0	0	0	0	0	43

Gross Margin	0	0	0	0	0	109
Selling, General, and Administration	0	0	0	0	0	6

Operating Income/(Loss)	0	0	0	0	0	103
Interest Income/(Expense), net	0	33	0	9	(82)	191
Other Income/(Expense), net	0	0	14	0	0	0
Reorganization Income/(Expense), Net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	33	14	9	(82)	294
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$33	$14	$9	$(82)	$294

Refer to the accompanying Notes to the MOR.

MOR-2

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
	TIME PERIOD:	2/1/2009 - 2/28/2009
Statements of Operations
(Amounts in 000’s)

	BearingPoint Israel,	BearingPoint Puerto Rico,		BearingPoint South Pacific,	BearingPoint Southeast
Account	LLC	LLC	BearingPoint Russia, LLC	LLC	Asia LLC	i2 Mid Atlantic LLC
Description	09-10699 (REG)	09-10700 (REG)	09-10701 (REG)	09-10702 (REG)	09-10703 (REG)	09-10706 (REG)

Revenue	$0	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation — Client Service	0	0	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	0	0	0	0	0

Gross Margin	0	0	0	0	0	0
Selling, General, and Administration	0	0	0	0	0	0

Operating Income/(Loss)	0	0	0	0	0	0
Interest Income/(Expense), net	0	2	0	0	0	0
Other Income/(Expense), net	0	(11)	0	0	0	0
Reorganization Income/(Expense), Net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	(9)	0	0	0	0
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$(9)	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-2

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
	TIME PERIOD:	2/1/2009 - 2/28/2009
Statements of Operations
(Amounts in 000’s)

	i2 Northwest	Peloton Holdings,	BearingPoint BG,	BearingPoint Enterprise	BearingPoint Global	Softline Consulting &
Account	LLC	L.L.C.	LLC	Holdings, LLC	Operations, Inc.	Integrators, Inc.
Description	09-10707 (REG)	09-10711 (REG)	09-10694 (REG)	09-10695 (REG)	09-10697 (REG)	09-10713 (REG)

Revenue	$0	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation — Client Service	0	0	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	0	0	0	0	0

Gross Margin	0	0	0	0	0	0
Selling, General, and Administration	0	0	0	0	0	0

Operating Income/(Loss)	0	0	0	0	0	0
Interest Income/(Expense), net	0	0	0	0	0	0
Other Income/(Expense), net	0	0	0	0	0	0
Reorganization Income/(Expense), Net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	0	0	0	0	0
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$0	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-3

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Balance Sheets
(Amounts in 000’s)

			BearingPoint Americas,		BearingPoint
Account	BearingPoint, Inc.	BearingPoint, LLC	Inc.	BearingPoint Global, Inc.	International I, Inc.	BearingPoint USA, Inc.
Description	09-10691 (REG)	09-10692 (REG)	09-10693 (REG)	09-10696 (REG)	09-10698 (REG)	09-10705 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$71,497	$0	$0	$0	$0	$0
Restricted Cash Accounts	159	0	0	0	0	0
Net A/R	149,791	0	0	0	0	10
Unbilled Revenues	153,580	0	0	0	0	0
Income Taxes	(18,946)	0	0	0	0	0
Deferred Tax Assets — Current	(18,612)	0	0	0	0	0
Prepaid Expenses	17,949	0	0	0	0	0
Other Current Assets	6,569	0	0	0	0	6
Inter Entity Receivables Current	951,728	160,110	3,986	0	143,515	22,850

Total Current Assets	1,313,715	160,110	3,986	0	143,515	22,866

Property and Equipment, net	81,932	0	0	0	0	0
Goodwill	(41,763)	0	0	0	0	60,350
Deferred Tax Assets	7,286	0	0	0	0	0
Other Noncurrent Assets	27,771	0	0	0	0	0
Inter Entity Loans Non-Current Rec	91,960	0	0	0	59,900	0
Inter Entity Investment in Sub	(305,221)	(155,211)	(25,804)	(4,527)	(51,608)	0

Total Assets	$1,175,680	$4,899	$(21,818)	$(4,527)	$151,807	$83,216

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0
Accounts Payable	62,289	0	0	0	0	0
Accrued Payroll & Empl Benefits	136,984	0	0	0	0	(77)
Deferred Revenue	29,967	0	0	0	0	0
Corporate Income Tax Payable	3,417	0	0	0	0	(7,502)
Current Portion of Accrued Lease & Facilities Charge	2,301	0	0	0	0	0
Deferred Income Taxes	(3,592)	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0
Other Current Liabilities	16,305	0	0	0	0	67
Inter Entity Liability Current	536,165	133,644	17,236	0	203,426	10,238

Total Current Liabilities	783,836	133,644	17,236	0	203,426	2,726

Liabilities Subject to Compromise	1,122,759	0	0	0	0	0

Notes Payable Less Current Portion	0	0	0	0	0	0
Pension Liability	16,155	0	0	0	0	0
Occupancy Charge, less Current Portion	698	0	0	0	0	0
Deferred Income Taxes, less Current Portion	9,730	0	0	0	0	0
Income Tax Reserve	238,548	0	0	0	0	0
Other Liabilities	36,162	0	0	0	0	0
Inter Entity Loans Non-Current Payable	1,105	0	0	0	0	59,900

Total Liabilities	2,208,993	133,644	17,236	0	203,426	62,626

Stockholders’ Deficit:
Common Stock	2,244	6,051	0	0	0	0
Additional Paid In Capital	1,458,737	57,788	3,877	0	0	4,797
Accumulated Deficit	(2,356,937)	(192,584)	(46,917)	(3,263)	(51,619)	15,793
Other Comprehensive Income	(99,081)	0	3,986	(1,264)	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0
Treasury Stock	(38,276)	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0

Total Stockholders’ Deficit	(1,033,313)	(128,745)	(39,054)	(4,527)	(51,619)	20,590

Total Liabilities & Stockholders’ Deficit	$1,175,680	$4,899	$(21,818)	$(4,527)	$151,807	$83,216

Refer to the accompanying Notes to the MOR.

MOR-3

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Balance Sheets
(Amounts in 000’s)

						BearingPoint Technology
			BE New York Holdings,			Procurement Services,
Account	OAD Acquisition Corp.	OAD Group, Inc.	Inc.	Metrius, Inc.	Softline Acquisition Corp.	LLC
Description	09-10709 (REG)	09-10710 (REG)	09-10690 (REG)	09-10708 (REG)	09-10712 (REG)	09-10704 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$0	$0	$0	$0	$7	$(46)
Restricted Cash Accounts	0	0	0	0	0	0
Net A/R	0	(53)	0	0	0	24
Unbilled Revenues	0	0	0	0	0	17
Income Taxes	0	0	0	0	0	0
Deferred Tax Assets — Current	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	0
Other Current Assets	0	0	0	0	0	(16)
Inter Entity Receivables Current	1,117	43,784	0	2,372	13,990	192,679

Total Current Assets	1,117	43,731	0	2,372	13,997	192,658

Property and Equipment, net	0	0	0	0	0	(57)
Goodwill	0	0	0	4,701	0	0
Deferred Tax Assets	0	0	0	0	0	0
Other Noncurrent Assets	866	0	0	0	0	0
Inter Entity Loans Non-Current Rec	0	0	0	0	0	0
Inter Entity Investment in Sub	(2,952)	0	8,815	0	0	0

Total Assets	$(969)	$43,731	$8,815	$7,073	$13,997	$192,601

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0
Accounts Payable	0	0	0	0	0	986
Accrued Payroll & Empl Benefits	0	190	0	0	0	512
Deferred Revenue	0	0	0	0	0	0
Corporate Income Tax Payable	0	671	0	0	0	(42)
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0
Other Current Liabilities	0	26	0	26	109	9
Inter Entity Liability Current	875	36,474	126	16,284	138,669	127,155

Total Current Liabilities	875	37,361	126	16,310	138,778	128,620

Liabilities Subject to Compromise	0	0	0	0	0	20

Notes Payable Less Current Portion	0	0	0	0	0	0
Pension Liability	0	0	0	0	0	4
Occupancy Charge, less Current Portion	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	0	0	0	0	0	0
Income Tax Reserve	0	0	0	0	0	0
Other Liabilities	0	0	0	0	0	1
Inter Entity Loans Non-Current Payable	0	0	0	0	0	0

Total Liabilities	875	37,361	126	16,310	138,778	128,645

Stockholders’ Deficit:
Common Stock	0	0	0	0	0	0
Additional Paid In Capital	9,178	0	0	0	(17,958)	0
Accumulated Deficit	(11,022)	6,370	8,689	(9,237)	(106,823)	63,956
Other Comprehensive Income	0	0	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0
Treasury Stock	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0

Total Stockholders’ Deficit	(1,844)	6,370	8,689	(9,237)	(124,781)	63,956

Total Liabilities & Stockholders’ Deficit	$(969)	$43,731	$8,815	$7,073	$13,997	$192,601

Refer to the accompanying Notes to the MOR.

MOR-3

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Balance Sheets
(Amounts in 000’s)

		BearingPoint Puerto Rico,		BearingPoint South	BearingPoint Southeast
Account	BearingPoint Israel LLC	LLC	BearingPoint Russia, LLC	Pacific, LLC	Asia LLC	i2 Mid Atlantic LLC
Description	09-10699 (REG)	09-10700 (REG)	09-10701 (REG)	09-10702 (REG)	09-10703 (REG)	09-10706 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$0	$160	$0	$0	$0	$0
Restricted Cash Accounts	0	0	0	0	0	0
Net A/R	0	0	0	0	0	0
Unbilled Revenues	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0
Deferred Tax Assets — Current	0	0	0	0	0	0
Prepaid Expenses	0	103	0	0	0	0
Other Current Assets	0	10	0	0	0	0
Inter Entity Receivables Current	0	1,296	0	0	0	0

Total Current Assets	0	1,569	0	0	0	0

Property and Equipment, net	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0
Deferred Tax Assets	0	697	0	0	0	0
Other Noncurrent Assets	0	0	0	0	0	0
Inter Entity Loans Non-Current Rec	0	0	0	0	0	0
Inter Entity Investment in Sub	(7,433)	0	0	(185)	(4,406)	0

Total Assets	$(7,433)	$2,266	$0	$(185)	$(4,406)	$0

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0
Accounts Payable	0	0	0	0	0	0
Accrued Payroll & Empl Benefits	0	770	0	0	0	0
Deferred Revenue	0	0	0	0	0	0
Corporate Income Tax Payable	0	536	0	0	0	0
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0
Other Current Liabilities	0	0	0	0	0	0
Inter Entity Liability Current	0	1,141	0	0	0	1,209

Total Current Liabilities	0	2,447	0	0	0	1,209

Liabilities Subject to Compromise	0	0	0	0	0	0

Notes Payable Less Current Portion	0	0	0	0	0	0
Pension Liability	0	0	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	0	0	0	0	0	0
Income Tax Reserve	0	0	0	0	0	0
Other Liabilities	0	0	0	0	0	0
Inter Entity Loans Non-Current Payable	0	0	0	0	0	0

Total Liabilities	0	2,447	0	0	0	1,209

Stockholders’ Deficit:
Common Stock	0	0	0	0	0	0
Additional Paid In Capital	0	0	0	0	0	0
Accumulated Deficit	(7,433)	(181)	0	(185)	(4,406)	(1,209)
Other Comprehensive Income	0	0	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0
Treasury Stock	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0

Total Stockholders’ Deficit	(7,433)	(181)	0	(185)	(4,406)	(1,209)

Total Liabilities & Stockholders’ Deficit	$(7,433)	$2,266	$0	($185)	($4,406)	$0

Refer to the accompanying Notes to the MOR.

MOR-3

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Balance Sheets
(Amounts in 000’s)

				BearingPoint Enterprise	BearingPoint Global	Softline Consulting &
Account	i2 Northwest LLC	Peloton Holdings, L.L.C.	BearingPoint BG, LLC	Holdings, LLC	Operations, Inc.	Integrators, Inc.
Description	09-10707 (REG)	09-10711 (REG)	09-10694 (REG)	09-10695 (REG)	09-10697 (REG)	09-10713 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$0	$1	$0	$0	$0	$0
Restricted Cash Accounts	0	0	0	0	0	0
Net A/R	0	0	0	0	0	0
Unbilled Revenues	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0
Deferred Tax Assets — Current	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	0
Other Current Assets	0	0	0	0	0	0
Inter Entity Receivables Current	0	0	0	0	0	0

Total Current Assets	0	1	0	0	0	0

Property and Equipment, net	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0
Deferred Tax Assets	0	0	0	0	0	0
Other Noncurrent Assets	0	0	0	0	0	0
Inter Entity Loans Non-Current Rec	0	0	0	0	0	0
Inter Entity Investment in Sub	0	(1,608)	0	0	0	0

Total Assets	$0	$(1,607)	$0	$0	$0	$0

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0
Accounts Payable	0	0	0	0	0	0
Accrued Payroll & Empl Benefits	0	0	0	0	0	0
Deferred Revenue	0	0	0	0	0	0
Corporate Income Tax Payable	0	0	0	0	0	0
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0
Other Current Liabilities	0	0	0	0	0	0
Inter Entity Liability Current	7,713	0	0	0	0	0

Total Current Liabilities	7,713	0	0	0	0	0

Liabilities Subject to Compromise	0	0	0	0	0	0

Notes Payable Less Current Portion	0	0	0	0	0	0
Pension Liability	0	0	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	0	0	0	0	0	0
Income Tax Reserve	0	0	0	0	0	0
Other Liabilities	0	0	0	0	0	0
Inter Entity Loans Non-Current Payable	0	0	0	0	0	0

Total Liabilities	7,713	0	0	0	0	0

Stockholders’ Deficit:
Common Stock	0	0	0	0	0	0
Additional Paid In Capital	0	1	0	0	0	0
Accumulated Deficit	(7,713)	(1,608)	0	0	0	0
Other Comprehensive Income	0	0	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0
Treasury Stock	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0

Total Stockholders’ Deficit	(7,713)	(1,607)	0	0	0	0

Total Liabilities & Stockholders’ Deficit	$0	($1,607)	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-4

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505
Status of Post-petition Taxes
(Amounts in $’s)

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
Post-petition Taxes	Liability	Accrued	Paid	Liability

Payroll Taxes — Federal	$—	$(11,993,306)	$11,845,575	$(147,731)
Payroll Taxes — State	—	(1,686,817)	1,588,486	(98,331)
Payroll Taxes — Local	—	(60,508)	61,231	723
Payroll Taxes — Other		(1,928)	—	(1,928)
Real Estate and Personal Property	—	—	—	—
Sales and Use	—	(21,898)	—	(21,898)
Other	—	(70,833)	—	(70,833)

Total Taxes	$—	$(13,835,290)	$13,495,292	$(339,998)

\

MOR-7

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	28-Feb-09

	Federal Tax I.D. #:	22-3680505

	TIME PERIOD:	2/18/2009 - 2/28/2009
Debtor Questionnaire

Must be completed each month. If the answer to any of the questions is “Yes”,
	provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	X		(A)
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X		(B)
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X		(C)
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?	X		(D)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

(A): No Debtor entity disbursed funds on behalf of a non-debtor entity. However, funds were disbursed out of non-debtor entities during the respective time period. Due to the volume of transactions, support shall be furnished upon request.
(B): Pre-petition payments made during the respective period were based upon approval by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.
(C): Pre-petition payments made during the respective period consisted of various payroll related taxes, which were approved by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.
(D): Post-petition loans received by the Debtor consist of intercompany activities between the Debtor and non-debtor. Due to the volume of transactions, support shall be furnished upon request.